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Temporary Certificate - Exchangeable for Definitive Engraved Certificate - When
Ready for Delivery.

                                        [LOGO]


                                 PRIME SERVICE, INC.
                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    COMMON STOCK                                           COMMON STOCK
    PAR VALUE $.01                                         PAR VALUE $.01

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE                               -----------------
    IN NEW YORK, NEW YORK                                      CUSIP 000000 00 0
                                                               -----------------

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This certifies that





is the owner of
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               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                 ----------------PRIME SERVICE, INC.-----------------
Transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.


                                                   Countersigned and Registered:
                                              CHASE MELLON SHAREHOLDER SERVICES
                                                    Transfer Agent and Registrar

                                              By:
                                                            AUTHORIZED SIGNATURE

DATED:


                   SECRETARY                PRESIDENT AND CHAIRMAN OF THE BOARD


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    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

   TEN COM  - as tenants in common
   TEN ENT  - as tenants by the entireties
   JT TEN   - as joint tenants with right of survivorship and not as tenants in common

   UNIF GIFT MIN ACT  -  _______ Custodian ________  under Uniform Gifts
                         (Cust)             Minor
                        to Minors Act ___________________
                                            (State)


       Additional abbreviations may also be used though not in the above list.

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


    FOR VALUE RECEIVED                 HEREBY SELL, ASSIGN AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

________________________________________________________________________________

________________________________________________________________________________
          (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WRITTEN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

____________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PROMISES.


DATED: _______________________________
                                       ________________________________________
                                                      SIGNATURE



SIGNATURE(S) GUARANTEED




By_____________________________________
THIS SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.